EXHIBIT 10.3

12% SENIOR CONVERTIBLE DEBENTURE DUE JULY 26, 2002
EXCHANGE AGREEMENT

             EXCHANGE AGREEMENT dated as of _______, 2001 by and among DECISIONLINK, INC., a Delaware corporation with offices at 1181 Grier Drive, Suite B, Las Vegas, Nevada 89119 (the "Company"), and _____________ (the  "Debentureholder") with an address at ___________________________.

W I T N E S S E T H:

             WHEREAS, the Debentureholder is the holder of the Company's 12% senior convertible debentures due 2002 (the "Senior Convertible Debentures") in the aggregate principal amount of US$______.

             WHEREAS, the Company is indebted to the Debentureholder in the amount of US$______, representing the installment of interest due June 1, 2001, on the Senior Convertible Debentures (such indebtedness being herein called the "Interest Claim");

             WHEREAS, the Debentureholder is willing to exchange the Interest Claim with the Company for _______ shares of the Company's common stock, par value $.0001 per share (the "Common Stock") and warrants expiring June 30, 2006, to purchase _______ shares of Common Stock at a purchase price of $0.135 per share (collectively, the "Exchange Securities");

             WHEREAS, the Company desires to satisfy and discharge the Interest Claim in exchange for the Exchange Securities, all on the terms and conditions hereinafter set forth;

             NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

             1.    Exchange of Interest Claim for Exchange Securities.

             (a)         The Debentureholder hereby acknowledges satisfaction and discharge of the Interest Claim in exchange for the Exchange Securities, delivery of which shall be made by the Company to the Debentureholder not later than five business days after the date of execution and delivery of this Exchange Agreement.

             2.          Representations and Warranties of the Debentureholder.

             The Debentureholder hereby represents and warrants to the Company that:

             (a)         It owns the Interest Claim, free and clear of any mortgage, lien, pledge, charge or other encumbrance whatsoever, and has full power and authority and all necessary permits and licenses to execute, deliver and perform this Exchange Agreement;

             (b)        The execution, delivery and performance by the Debentureholder of this Exchange Agreement has been duly and validly authorized by all necessary action on the part of the Debentureholder;

             (c)         This Exchange Agreement has been duly and validly authorized, executed and delivered by the Debentureholder and constitutes the legal, valid and binding obligation of the Debentureholder, enforceable against the Debentureholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally;

             (d)        Debentureholder is acquiring the Exchange Securities for its own account for investment only and not with a view towards the public sale or distribution thereof in contravention of the provisions of the Securities Act of 1933, as amended (the "Securities Act") or other applicable law.

             (e)         Debentureholder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Exchange Securities which have been requested by the Debentureholder; the Debentureholder and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; and the Debentureholder understands that its investment in the Exchange Securities involves a high degree of risk;

             (f)         Debentureholder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Exchange Securities.

             (g)        Debentureholder is an "accredited investor," as defined in Regulation D promulgated under the Rules and Regulations of the United States Securities and Exchange Commission; Debentureholder was not contacted by the Company or its representatives for the purpose of investing in any securities of the Company offered hereby through any advertisement, article, notice or any other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees were invited by any general advertising.

             (h)        Debentureholder has received from the Company the following information:

             *           Transition Report on Form 10–KSB for the period from October 1, 2000 to December 31, 2000.

             *           Current Report on Form 8–K (Date of Earliest Event Reported – January 3, 2001), and

             *           Current Report on Form 8–K (Date of Earliest Event Reported –January 16, 2001)

             *           Quarterly Report on From 10-QSB for the period from January 1, 2001 to March 31, 2001.

             *           Current Report on Form 8–K (Date of Earliest Event Reported –February 15, 2001)

             3.    Representations and Warranties of the Company.

             The Company represents and warrants to the Debentureholder that:

             (a)         The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in each jurisdiction wherein the failure so to qualify would have a material adverse effect upon its business;

             (b)        The execution, delivery and performance by the Company of this Exchange Agreement has been duly and validly authorized by all necessary action on the part of the Company;

             (c)         This Exchange Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally; and

             (d)        The Company represents that it has not dealt with any broker in connection with the transaction contemplated hereby other than RP&C International, Inc. and RP&C International Limited and agrees to pay in full and hold the Debentureholder harmless against all fees and commissions of said firms in connection with the transactions contemplated by this Exchange Agreement.

             4.          Registration Rights.

             The Company will cause to be filed within 60 days after the date of issuance of the Exchange Securities a Registration Statement under the Securities Act covering the resale of any shares of Common Stock included in the Exchange Securities or issuable upon exercise of the warrants included in the Exchange Securities and will use its best efforts to cause such Registration Statement to become effective as promptly after filing as is practicable.  If such Registration Statement is not filed within such 60 period, the Company will issue to the Debentureholder additional shares of Common Stock equal to 5% of the number of shares initially issued in the Exchange Securities for each 30 days or part thereof subsequent to the initial 60 day period and will include all such additional shares in the Registration Statement.

             5.          Notices.

             All notices hereunder shall be in writing and delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:
                           If to the Company:

                           DecisionLink, Inc.
                           1181 Grier Drive, Suite B
                           Las Vegas, NV 89119
                           Attention: Chairman

                           If to Debentureholder:
                           _________________________
                           _________________________
                           _________________________

             6.          Expenses.

             The Company shall bear all costs and expenses in connection with the preparation, execution and delivery of this Exchange Agreement and in connection with all things required to be done by the Company hereunder, except that the Debentureholder shall bear the costs and expenses of its own legal counsel, if any, in connection therewith.

             7.          Entire Agreement; Amendments.

             This Exchange Agreement contains the entire agreement of the parties with respect to the subject matter hereof and no amendment, modification or waiver of any provision hereof will be binding on any party hereto unless the same shall be in writing and signed by the party to be charged.

             8.          Binding Effect.

             The Exchange Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, distributees and legal representatives.

             9.          Governing Law.

             This Exchange Agreement and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of New York applicable in the case of agreements made and to be performed entirely within such State.

             10.        Counterparts.

             This Exchange Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute but one agreement.

             IN WITNESS WHEREOF, the parties hereto have executed and delivered this Exchange Agreement as of the date first written above.

                                                                                             DECISIONLINK, INC.

                                                                                             By:

                                                                                             DEBENTUREHOLDER:

                                                                                             By:

                                                                                                                                     General Partner